Exhibit 99.2

financial and capital allocation outlook,

Increasing relevancy of apparel & footwear offerings in 2024 Repositioning Juniors offering next to Sephora in stores to better capitalize on cross shopping opportunities in 2024 Q1 2024 with positive sales growth

(2%) to (4%) (1%) to (3%) 3.0% to 3.5% $1.25 to $1.85

(Billions) notes notes

declined (0.8%)

Adjusted measure.

notes ● Executing a make-whole-call on May 2025 bonds in Q2 2024 to reduce long-term debt by $113M (1) Coupon reﬂects incremental 125 bp step ups on May 2025 and May 2031 bonds notes.

in Net Cash Used by Operating Activities See earnings presentation support file Q4 example ($126)

Exhibit 99.2






KOHL'S
+SEPHORA


SEPHORA
lift

KOHL'S

Q1 2024 Results Presentation

May 30, 2024













Cautionary Statement Regarding Forward-Looking Information

This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The Company intends forward-looking terminology such as "believes," "expects," "may," "will," "should," "anticipates," "plans," or similar expressions to identify forward-looking statements. Forward-looking statements include, but are not limited to, comments about Kohl's financial and capital allocation outlook, future financial plans, capital generation, management and deployment strategies, adequacy of capital resources and the competitive environment. Such statements are subject to certain risks and uncertainties, which could cause the Company's actual results to differ materially from those anticipated by the forward-looking statements. These risks and uncertainties include, but are not limited to, risks described more fully in Item 1A in the Company's Annual Report on Form 10-K, which are expressly incorporated herein by reference, and other factors as may periodically be described in the Company's filings with the SEC. Any number of risks and uncertainties could cause actual results to differ materially from those Kohl's expresses in its forward-looking statements, including macroeconomic conditions such as inflation. Forward-looking statements relate to the date initially made, and Kohl's undertakes no obligation to update them.

Non-GAAP Financial Measures

In addition, this presentation contains non-GAAP financial measures, including Adjusted Free Cash Flow. Reconciliations of all non-GAAP measures to the most directly comparable GAAP measures are included in the Appendix of this presentation.


KOHL'S
SEPHORA


KOHL'S
SEPHORA

"Our first quarter results did not meet our expectations and are not reflective of the direction we are heading with our strategic initiatives. Regular price sales increased year-over-year, with early success in underpenetrated categories, positive trends in our Women's business, and continued strong growth in Sephora. However, lower clearance sales versus last year represented a more than 600 basis point drag on comparable sales. Importantly, we were able to deliver gross margin expansion, manage inventory down 13% and tightly control expenses in the quarter."

"We continue to have high conviction in our strategy and believe that our key growth initiatives, including Sephora, home decor, gifting, impulse, and our upcoming partnership with Babies "R" Us, will contribute more meaningfully going forward. That said, we recognize we have more work to do in areas of our business. We are approaching our financial outlook for the year more conservatively given the first quarter underperformance and the ongoing uncertainty in the consumer environment."

Tom Kingsbury

Chief Executive Officer



Kohl's is building on a solid foundation



60M+
Customers

Convenient Nationwide Omni-Channel Reach

1,176 Stores
Largest department store chain in America [1]

80%
of Americans live within 15 miles of a Kohl's store





20M+
Active App Users

900+
Sephora @ Kohl's



29%
Digital Penetration



Great Product from Top Brands

LEVI'S
UNDER ARMOUR
carter's
adidas
SEPHORA + KOHL'S
SONOMA GOODS FOR LIFE
jumping beans
NINE WEST
Croft & Barrow
SO
TEK GEAR

Delivering Great Value

30M+
Loyalty Members



All figures 2023 unless otherwise noted

(1) Based on number of locations; as of Q1 2024

Our Strategic Priorities

FOCUSED ON FOUR OVERARCHING PRIORITIES TO

Drive Improved Sales and Profitability


SEPHORA

Enhance the Customer Experience

- Re-establishing stores as key focal point to regain sales productivity
- Sephora sales expected to exceed $2 billion by 2025
- $2+ billion of incremental sales opportunity in new categories
- Driving customer engagement through more relevant apparel and footwear offerings


KOHL'S
VISA

Accelerate and Simplify Our Value Strategies

- Increasing productivity through targeted offers and timely clearance events
- Enhancing value perception by offering more competitive and consistent pricing
- Expansion of co-brand credit card represents significant opportunity
- Leverage industry leading loyalty program (Kohl's Cash, Kohl's Rewards, Kohl's Card)



Manage Inventory and Expenses with Discipline

- Increasing inventory turns by embedding new inventory management processes
- Planning inventory down mid-single digits % with increased ability to chase
- Continuing to manage expenses tightly with greater marketing efficiency and automation


KOHL'S
+ SEPHORA

Strengthen the Balance Sheet

- Driving cash flow through inventory management and lower capital spend in 2024
- Reducing long-term debt and overall leverage
- Maintaining balanced capital allocation strategy and commitment to dividend

Sephora at Kohl's is a beauty share leader


SEPHORA

- Total Sephora at Kohl's sales increased 60% in Q1, including comparable sales growth of more than 20%
- Strong growth across offering and especially in our skincare, bath & body, and fragrance offerings driven in part by the continued success of brands such as Sol De Janeiro and Sephora Collection
- Opportunity to strengthen cross-shopping through assortment and loyalty enhancements
- Highly accretive margins will remain a tailwind to overall company operating margin

$1.4B+
Sales in 2023

$2B+
Sales Goal by 2025

140
New Shops Opening in 2024

1,000+
Sephora at Kohl's shops by year end 2024

SEPHORA + KOHL'S

Building early success in underpenetrated categories








Checkout & Returns
KOHL'S

- Underpenetrated categories represent a more than $2 billion sales opportunity
- Delivered incremental sales from our expanded assortments in home decor and pet
- Gifting sales in Q1 increased more than 30% driven by strong performances across Valentine's Day and Easter
- Impulse sales in Q1 grew more than 60% as we introduced queuing lines in nearly 100 stores
- Launching partnership with Babies "R" Us in Q3, opening approximately 200 in-store baby shops, expanding our baby gear and accessories presence on Kohls.com


BABIES R US

Increasing relevancy of apparel & footwear offerings in 2024

Dresses



- Building off our recent success, expanding dedicated in-store dress shops in 2024
- Dresses outperformed in Q1 2024 with positive sales growth, complemented by a solid sandal business

Juniors

- Market brands were introduced in late 2023 and will scale further in 2024
- Repositioning Juniors offering next to Sephora in stores to better capitalize on cross shopping opportunities in 2024





Men's

- Diversifying offering to serve more wearing occasions by increasing choice and relevance in polished casual
- Positive growth in casual & dress footwear in Q1



Kids

- Strengthening offering across pre-teen, little kids and baby through greater newness and new brands while focusing on simplified value
- Positive growth in casual & dress footwear in Q1





INTRODUCTION OF NEW BRANDS (1)

AÉROPOSTALE | LiMiTeD Too | ROXY | QUIKSILVER | madden girl

(1) Available in Kohl's in 2024

2024 Outlook & Long-Term Strategy

2024 Outlook

METRIC	FULL YEAR GUIDANCE
Net Sales	(2%) to (4%) vs. 2023
Comp Sales	(1%) to (3%) vs. 2023
Operating Margin	3.0% to 3.5%
Diluted EPS	$1.25 to $1.85

Capital Allocation Outlook

- **Capex:** Approximately $500 million
- **Dividend:** $0.50 quarterly dividend payable on June 26, 2024
- **Debt Reduction:** Redeeming $113 million of notes due May 15, 2025 in Q2 2024



Little Co.
SONOMA
SEPHORA + KOHL'S
TEK GEAR
Eddie Bauer
Levi's
carter's

(1) 2024 guidance includes potential impact from CFPB late fee regulatory changes in second half of 2024.

Capital allocation priorities support balance sheet goals


KOHL'S
+SEPHORA

Invest in the Business

Support growth-driving initiatives (Sephora, impulse, Babies "R" Us) with capex of ~$500M in 2024

Committed to Dividend

Return ~$220M annually to shareholders through $2.00 dividend per share *($0.50 quarterly)*

Reduce Debt

Pay off revolver and opportunistically address long-term maturities, including reducing long-term debt by $113M in June 2024

Share Repurchases

Resume share repurchases over the long-term with excess cash flow following improvement in overall leverage

Strengthening the balance sheet by reducing long-term debt



Kohl's has reduced long-term debt by more than $1 billion since 2017
$2.8
$1.9
$1.9
$2.5
$1.9
$1.9
$1.6
$1.5
2017
2018
2019
2020
2021
2022
2023
2024E
Long-Term Debt at Year End (Billions)

Key Balance Sheet Actions in 2024

- ✓ Capitalize on additional opportunities to reduce debt
- ○ Pay down revolver balance
- ○ Rebuild cash balance

Maturity	Coupon	$ O/S (Millions)
✓ 5/2025	10.75% (1)	113
7/7025	4.25%	353
2029	7.25%	42
2031	4.625% (1)	500
2033	6.00%	112
2037	6.875%	101
2045	5.55%	427
Total	**5.50%**	**1,648**

$275M
of notes retired in 2023

$113M
May 2025 notes to be retired in June 2024

(1) Coupon reflects incremental 125 bp step ups on May 2025 and May 2031 bonds

Committed to Creating Long-Term Value

Long-Term Financial Framework

SALES GROWTH	OPERATING MARGIN
Low-single digits %	**7% - 8%**


KOHL'S
SEPHORA

Capital Allocation Principles

- Strong Balance Sheet
- Invest in Growth
- Significant Capital Returns

Q1 2024 Results

Q1 2024 Summary

Key Takeaways

- Q1 results were below our expectations with a 2.4% increase in regular price sales offset by a more than 600 bps drag on comparable sales from lower clearance sales versus last year
- We saw early success in underpenetrated categories, positive regular price sales trends in our Women's business, and continued strong growth in Sephora
- Delivered gross margin expansion of 48 bps and managed expenses slightly down to last year
- Continued strong inventory management with inventory (13%) versus last year

Q1 2024

- Net sales declined (5.3%) versus Q1 2023 and comparable sales declined (4.4%)
- Gross margin increased 48 bps compared to last year driven by strong inventory management and lower freight expense
- SG&A expense declined (0.8%) driven by disciplined expense management across the organization
- Operating income of $43 million and net loss of ($27M) or a loss of ($0.24) per share


amika:
SEPHORA FAVORITES
NARS



Q1 2024 Gross Margin & SG&A Expense Performance

Gross Margin

Increased 48 bps vs. Q1 2023



39.0%
39.5%
Q1 2023
Q1 2024

Q1 2024 Gross Margin Takeaways

- Strong inventory management
- Lower freight expense

SG&A Expense

Deleveraged (166 bps) vs. Q1 2023



$1,238M
$1,228M
% Total Revenue
34.7%
36.3%
Q1 2023
Q1 2024

Q1 2024 SG&A Takeaways

- Disciplined expense management across the organization
- Increased investment in marketing to support new growth initiatives

Q1 Key Metrics

Consolidated Statement of Operations	Three Months Ended	
(Dollars in Millions)	May 4, 2024	April 29, 2023
Net Sales	$ 3,178	$ 3,355
Total Revenue	3,382	3,571
Gross Margin Rate	39.5%	39.0%
SG&A	1,228	1,238
Depreciation	188	188
Operating Income	43	98
Interest Expense	83	84
(Benefit) Provision for Income Taxes	(13)	0
Net (Loss) Income	(27)	14
Diluted EPS	($0.24)	$0.13

Key Balance Sheet Items *(Dollars in Millions)*	May 4, 2024	April 29, 2023
Cash and Cash Equivalents	$ 228	$ 286
Merchandise Inventories	3,083	3,526
Accounts Payable	1,220	1,310
Borrowings under revolving credit facility	355	765
Current portion of Long-term debt	—	111
Long-term Debt	1,638	1,637

Key Cash Flow items	May 4, 2024	April 29, 2023
(Dollars in Millions)	Three Months Ended	Three Months Ended
Operating Cash Flow	$ (7)	$ (202)
Capital Expenditures	(126)	(94)
Net, Finance lease and Financing obligations	(21)	(20)
Adj. Free Cash Flow[(1)]	$ (154)	$ (316)

(1) - Adjusted Free Cash Flow is a non-GAAP financial measure. Please refer to the reconciliation included in the Appendix for more information.

Appendix

Healthy debt stack with opportunities to address near-term maturities

- Executing a make-whole call on May 2025 notes in Q2 2024 to reduce long-term debt by $113M


$ IN MILLIONS
$113M
10.75% (1)
$353M
4.25%
$42M
7.25%
$500M
4.625% (1)
$112M
6.00%
$101M
6.875%
$427M
5.55%
May 2025
July 2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035
2036
2037
2045

(1) Coupon reflects incremental 125 bp step ups on May 2025 and May 2031 notes.

Reconciliations

Key Cash Flow Items *(Dollars in Millions)*	May 4, 2024 Three Months Ended		April 29, 2023 Three Months Ended	
Net Cash Used in Operating Activities	$	(7)	$	(202)
Capital Expenditures		(126)		(94)
Free Cash Flow		**(133)**		**(296)**
Finance lease and financing obligation payments		(21)		(25)
Proceeds from financing obligations		—		5
Adjusted Free Cash Flow		**(154)**		**(316)**


KOHL'S
+SEPHORA
KOHL'S